EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Westmoore Holdings, Inc., a Nevada corporation (the “Company”), on Form 10-Q/A for the fiscal quarter ended September 30, 2008, as filed with the Untied States Securities and Exchange Commission (the “Report”), I, Matthew Jennings, acting Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Matthew Jennings

Matthew Jennings
Acting Chief Financial Officer
December 1, 2008

[A signed original of this written statement required by Section 906 has been provided to Westmoore Holdings, Inc. and will be retained by Westmoore Holdings, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]